**FIRST EXTENSION OF PLACEMENT AGENT AGREEMENT**
**DATED OCTOBER 1, 2012**

Dated as of: June 30, 2013

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.
135 Fifth Avenue, $10^{th}$ Floor
New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the "Company") and DPEC Capital, Inc., a Delaware corporation (the "Placement Agent"), hereby agree to extend the terms of their Placement Agent Agreement, dated October 1, 2012 (hereinafter the "PAA"). Except as expressly modified herein, all of the terms and provisions set forth in the PAA shall remain in full force and effect, and all capitalized terms used herein shall have the same meanings therein.

The modifications to the PAA are as follows, numbered to correlate to the paragraphs of the PAA being modified hereby:

1. Offering.

D. The Offering will terminate on the earlier of the sale of all Shares available under a Maximum Offering, or March 31, 2014 (such date is hereinafter referred to as the "Termination Date"; the period commencing on the date hereof and ending on the Termination Date is sometimes referred to herein as the "Offering Period"). Upon agreement of the parties hereto, the Termination Date may be extended to a date not later than June 30, 2014.

By signing below, the Company and the Placement Agent confirm that all of the representations made by each party in the PAA remain accurate as of the date of this extension agreement.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first written above.

**DPEC CAPITAL, INC.**

By: ______________________
Name: Keith Fasano
Title: Chief Compliance Officer

**ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.**

By: ______________________
Name: Scott L. Mathis
Title: President

**REVISED SECOND EXTENSION AND FIRST MODIFICATION OF OCTOBER 1, 2012 PLACEMENT AGENT AGREEMENT**

Dated as of: June 30, 2014

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.
135 Fifth Avenue, 10th Floor
New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the "Company") and DPEC Capital, Inc., a Delaware corporation (the "Placement Agent"), hereby agree to extend and modify the terms of their Placement Agent Agreement, dated October 1, 2012 (hereinafter the "PAA"), as initially extended by the First Extension of Placement Agent Agreement, dated June 30, 2013.

Except as expressly modified herein, all of the terms and provisions set forth in the PAA shall remain in full force and effect, and all capitalized terms used herein shall have the same meanings therein. The modifications to the PAA are as follows:

(1) Sections 1.A. and 1.D. of the PAA are hereby deleted in their entirety and replaced with the following:

1. Offering.

A. The Company hereby engages the Placement Agent to act as exclusive placement agent in connection with the issuance and sale by the Company (the "2014 Common Stock Offering") of up to 10,000,000 of shares of its Common Stock, $.01 par value per share (the "Shares"), at a price of $3.00 per share. A sale of 10,000,000 Shares (plus up to an additional 3,000,000 Shares which the Company reserves the right to issue on the same terms provided herein) shall be referred to as the "Maximum Offering."

D. The 2014 Common Stock Offering will terminate on the earlier of the sale of all Shares available under a Maximum Offering, or December 31, 2014 (such date is hereinafter referred to as the "Termination Date"; the period commencing on the date hereof and ending on the Termination Date is sometimes referred to herein as the "2014 Common Stock Offering Period"). Upon agreement of the parties hereto, the Termination Date may be extended to a date not later than March 31, 2015.

(2) Section 4.B. of the PAA is hereby deleted in its entirety and replaced with the following:

4. Representations and Warranties of the Company.

B. The authorized capital stock of the Company consists of 80,000,000 shares of common stock ("Common Shares") and 11,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Shares"). Of this total, as of June 30, 2014,

24,041,101 Common Shares are issued, which includes 4,411 shares held in treasury, and 9,477,533 Preferred Shares are issued. As of the date hereof, the Company has reserved 8,401,633 Common Shares for issuance upon the exercise of stock options, and 169,566 Common Shares and 1,039,965 Preferred Shares for issuance upon the exercise of warrants that have been granted to members of the Company's Board of Directors, advisors, certain employees and others, and to the Placement Agent in connection with prior offerings ("Option Securities"). All of the issued and outstanding shares of the capital stock of the Company are, and all Common Shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid, and non-assessable. Except for the outstanding Option Securities, there are no outstanding options, warrants, rights to acquire or subscribe to, or commitments of any nature to which the Company is a party or may be bound, requiring the issuance or sale of any class of capital stock or other equity securities, or securities or rights convertible into or exchangeable for such shares or other equity securities.

(3) Additional modifications.

(a) All references in the PAA to the "Offering" are hereby deleted and replaced with the "2014 Common Stock Offering."

(b) The reference in Section 1.C. to "March 31, 2013" is hereby deleted and replaced with "December 31, 2014."

(c) The reference in Section 2.B. to "$46,000" is hereby deleted and replaced with "$120,000."

(d) The reference in Section 10.B to "Tim Holderbaum" is hereby deleted and replaced with "Mark Downey."

(4) Confirmation of representations.

By signing below, the Company and the Placement Agent confirm that all of the representations made by each party in the PAA remain accurate as of the date of this agreement.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first written above.

**DPEC CAPITAL, INC.**

By: [signature]
Name: Mark Downey
Title: Chief Operations Officer

**ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.**

By: [signature]
Name: Scott L. Mathis
Title: President